UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 25, 2004
Date of Earliest Event Reported: March 24, 2004

OPENTV CORP.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands
(State or Other Jurisdiction of Incorporation)

001-15473	98-0212376
(Commission File Number)	(I.R.S. Employer Identification No.)

275 Sacramento Street
San Francisco, California 94111
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 962-5000

Item 5. Other Results and Regulation FD Disclosure.

On March 24, 2004, OpenTV Corp. issued a press release announcing the appointment of James A. Chiddix as Executive Chairman of the company’s Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is hereby incorporated by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated March 24, 2004 announcing the appointment of James A. Chiddix as Executive Chairman of the Board of Directors of OpenTV Corp.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2004

OPENTV CORP.

	By:	/s/ Richard Hornstein

	Name:	Richard Hornstein
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated March 24, 2004 announcing the appointment of James A. Chiddix as Executive Chairman of the Board of Directors of OpenTV Corp.